SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2002
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                                  HAUSER, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-17174                 84-0926801
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(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)

          20710 S. Alameda Street
           Long Beach, California                                    90810
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  (Address of principal executive offices)                          Zip Code


Registrant's telephone number, including area code:  (310) 637-9566
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Item 4. Changes In Registrant's Certifying Accountant.

     On August 7, 2002, at the recommendation of the Audit Committee, Hauser, Inc. (the "Company") engaged BDO Seidman, LLP ("BDO") to serve as the Company's independent public accountants. BDO will replace Arthur Andersen LLP, who were dismissed as auditors of the Company effective July 30, 2002.

     During the fiscal years ended March 31, 2002 and March 31, 2001, and in the subsequent period through the date hereof, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAUSER, INC.

Dated:  August 8, 2002                  By: /s/  Kenneth C. Cleveland
                                            ------------------------------
                                            Name:  Kenneth C. Cleveland
                                            Title: President and Chief
                                                   Executive Officer